SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report - November 26, 2004
                       ----------------------------------
                        (Date of Earliest Event Reported)



                                POPULAR ABS, INC.
--------------------------------------------------------------------------------
(as depositor under a certain Pooling and Servicing Agreement dated as of
     December 31, 2003, providing for the issuance of
               Mortgage Pass-Through Certificates, Series 2004-1)
             (Exact Name of Registrant as specified in its charter)



        Delaware                    333-104580-03                52-2029487
-------------------------     -----------------------    -----------------------
 (State of Incorporation)       (Commission File No.)    (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code: (302) 478-6160

Item 8.01.  Other Events.
-------------------------

            Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, AV-1, AV-2, M-1, M-2, M-3, M-4, B-1 and B-2 Certificateholders with respect to the November 26, 2004 Distribution Date.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      POPULAR ABS, INC.



                                            By: /James H. Jenkins/
                                                --------------------------------
                                                James H. Jenkins,
                                                Executive Vice President and CFO


Dated: November 26, 2004


                                                                                                                         Page 1 of 8
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                                      EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-1
                                                   STATEMENT TO CERTIFICATEHOLDERS

                                                         NOVEMBER 26, 2004
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                                                      DISTRIBUTION IN DOLLARS
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              ORIGINAL          BEGINNING                                                                                 ENDING
                FACE            PRINCIPAL                                                      REALIZED   DEFERRED      PRINCIPAL
  CLASS        VALUE             BALANCE           PRINCIPAL        INTEREST         TOTAL      LOSSES    INTEREST       BALANCE
------------------------------------------------------------------------------------------------------------------------------------
   AF1     205,000,000.00     106,403,518.70     17,642,233.63     196,883.12    17,839,116.75   0.00       0.00       88,761,285.07
   AF2      91,000,000.00      91,000,000.00              0.00     188,064.54       188,064.54   0.00       0.00       91,000,000.00
   AF3      82,000,000.00      82,000,000.00              0.00     208,603.52       208,603.52   0.00       0.00       82,000,000.00
   AF4      55,500,000.00      55,500,000.00              0.00     191,547.40       191,547.40   0.00       0.00       55,500,000.00
   AF5      30,350,000.00      30,350,000.00              0.00     129,186.86       129,186.86   0.00       0.00       30,350,000.00
   AF6      30,000,000.00      30,000,000.00              0.00     105,081.44       105,081.44   0.00       0.00       30,000,000.00
   AV1     124,300,000.00      96,961,734.90      6,399,742.78     192,335.45     6,592,078.23   0.00       0.00       90,561,992.12
   AV2     124,350,000.00      93,433,303.73      5,306,432.22     185,336.37     5,491,768.59   0.00       0.00       88,126,871.51
   M1       58,500,000.00      58,500,000.00              0.00     230,004.65       230,004.65   0.00       0.00       58,500,000.00
   M2       49,500,000.00      49,500,000.00              0.00     210,906.32       210,906.32   0.00       0.00       49,500,000.00
   M3       13,500,000.00      13,500,000.00              0.00      59,150.48        59,150.48   0.00       0.00       13,500,000.00
   M4       13,500,000.00      13,500,000.00              0.00      60,837.28        60,837.28   0.00       0.00       13,500,000.00
   B1       11,250,000.00      11,250,000.00              0.00      34,810.57        34,810.57   0.00       0.00       11,250,000.00
   B2       11,250,000.00      11,250,000.00              0.00      41,807.67        41,807.67   0.00       0.00       11,250,000.00
    R                0.00               0.00              0.00           0.00             0.00   0.00       0.00                0.00
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 TOTALS    900,000,000.00     743,148,557.33     29,348,408.63   2,034,555.67    31,382,964.30   0.00       0.00      713,800,148.70
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    X      900,000,000.00     768,235,459.48              0.00      56,599.85        56,599.85   0.00       0.00      741,210,922.82
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                                      FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                               PASS-THROUGH RATES
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                                                                                                                            CURRENT
                              BEGINNING                                                               ENDING               PASS-THRU
    CLASS   CUSIP             PRINCIPAL           PRINCIPAL        INTEREST          TOTAL          PRINCIPAL     CLASS      RATE
------------------------------------------------------------------------------------------------------------------------------------
   AF1       294751DM1          519.04155463       86.05967624     0.96040546      87.02008171      432.98187839   AF1     2.082500%
   AF2       294751DN9        1,000.00000000        0.00000000     2.06664330       2.06664330    1,000.00000000   AF2     2.481000%
   AF3       294751DP4        1,000.00000000        0.00000000     2.54394537       2.54394537    1,000.00000000   AF3     3.054000%
   AF4       294751DQ2        1,000.00000000        0.00000000     3.45130450       3.45130450    1,000.00000000   AF4     4.145000%
   AF5       294751DR0        1,000.00000000        0.00000000     4.25656870       4.25656870    1,000.00000000   AF5     5.110000%
   AF6       294751DS8        1,000.00000000        0.00000000     3.50271467       3.50271467    1,000.00000000   AF6     4.205000%
   AV1       294751DT6          780.06222767       51.48626533     1.54734875      53.03361408      728.57596235   AV1     2.232500%
   AV2       294751DU3          751.37357242       42.67335923     1.49044125      44.16380048      708.70021319   AV2     2.232500%
    M1       294751DV1        1,000.00000000        0.00000000     3.93170342       3.93170342    1,000.00000000    M1     4.720000%
    M2       294751DW9        1,000.00000000        0.00000000     4.26073374       4.26073374    1,000.00000000    M2     5.115000%
    M3       294751DX7        1,000.00000000        0.00000000     4.38151704       4.38151704    1,000.00000000    M3     5.260000%
    M4       294751DY5        1,000.00000000        0.00000000     4.50646519       4.50646519    1,000.00000000    M4     5.410000%
    B1       294751DZ2        1,000.00000000        0.00000000     3.09427289       3.09427289    1,000.00000000    B1     3.482500%
    B2       294751EA6        1,000.00000000        0.00000000     3.71623733       3.71623733    1,000.00000000    B2     4.182500%
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  TOTALS                        825.72061926       32.60934292     2.26061741      34.86996033      793.11127633
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    X     N/A                   853.59495498        0.00000000     0.06288872       0.06288872      823.56769202   X       0.088410%
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                IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                                                RYAN VAUGHN
                                       JPMorgan Chase Bank, N.A. - Structured Finance Services NY
                                                         4 NEW YORK PLAZA FLR 6,
                                                         New York, New York 10004
                                           Tel: (212) 623-4484 / Fax: (212) 623-5930 Email:
                                                       Ryan.M.Vaughn@JPMorgan.com

[GRAPHIC OMITTED
                                                                     COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
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                                                                                                                         Page 2 of 8

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                                    EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-1

                                                           NOVEMBER 26, 2004
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Sec. 4.03(a)(i)   Funds Allocable to Certificate Principal

                        Group I Scheduled Principal                                                                       604,671.06
                        Group I Curtailments                                                                              224,481.22
                        Group I Prepayments                                                                            15,416,130.23
                        Group I Repurchases                                                                                     0.00
                        Group I Liquidation Proceeds                                                                            0.00

                        Group II-A Scheduled Principal                                                                     85,761.77
                        Group II-A Curtailments                                                                             2,257.03
                        Group II-A Prepayments                                                                          5,804,978.18
                        Group II-A Repurchases                                                                                  0.00
                        Group II-A Liquidation Proceeds                                                                         0.00

                        Group II-B Scheduled Principal                                                                     85,721.68
                        Group II-B Curtailments                                                                             2,488.58
                        Group II-B Prepayments                                                                          4,798,046.91
                        Group II-B Repurchases                                                                                  0.00
                        Group II-B Liquidation Proceeds                                                                         0.00

                        Extra Principal Distribution Amount                                                             2,323,871.97

Sec. 4.03 (a)(ii) Interest Distribution Amounts

                        Interest Distribution - AF-1                                                                      196,883.12
                        Unpaid Interest - AF-1                                                                                  0.00
                        Remaining Unpaid Interest - AF-1                                                                        0.00

                        Interest Distribution - AF-2                                                                      188,064.54
                        Unpaid Interest - AF-2                                                                                  0.00
                        Remaining Unpaid Interest - AF-2                                                                        0.00

                        Interest Distribution - AF-3                                                                      208,603.52
                        Unpaid Interest - AF-3                                                                                  0.00
                        Remaining Unpaid Interest - AF-3                                                                        0.00

                        Interest Distribution - AF-4                                                                      191,547.40
                        Unpaid Interest - AF-4                                                                                  0.00
                        Remaining Unpaid Interest - AF-4                                                                        0.00

                        Interest Distribution - AF-5                                                                      129,186.86
                        Unpaid Interest - AF-5                                                                                  0.00
                        Remaining Unpaid Interest - AF-5                                                                        0.00

                        Interest Distribution - AF-6                                                                      105,081.44
                        Unpaid Interest - AF-6                                                                                  0.00
                        Remaining Unpaid Interest - AF-6                                                                        0.00

                        Interest Distribution - AV-1                                                                      192,335.45

[GRAPHIC OMITTED]

                                                                     COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
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                                                                                                                         Page 3 of 8
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                                    EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-1

                                                            NOVEMBER 26, 2004
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                        Unpaid Interest - AV-1                                                                                  0.00
                        Remaining Unpaid Interest - AV-1                                                                        0.00

                        Interest Distribution - AV-2                                                                      185,336.37
                        Unpaid Interest - AV-2                                                                                  0.00
                        Remaining Unpaid Interest - AV-2                                                                        0.00

                        Interest Distribution - M-1                                                                       230,004.65
                        Unpaid Interest - M-1                                                                                   0.00
                        Remaining Unpaid Interest - M-1                                                                         0.00

                        Interest Distribution - M-2                                                                       210,906.32
                        Unpaid Interest - M-2                                                                                   0.00
                        Remaining Unpaid Interest - M-2                                                                         0.00

                        Interest Distribution - M-3                                                                        59,150.48
                        Unpaid Interest - M-3                                                                                   0.00
                        Remaining Unpaid Interest - M-3                                                                         0.00

                        Interest Distribution - M-4                                                                        60,837.28
                        Unpaid Interest - M-4                                                                                   0.00
                        Remaining Unpaid Interest - M-4                                                                         0.00

                        Interest Distribution - B-1                                                                        34,810.57
                        Unpaid Interest - B-1                                                                                   0.00
                        Remaining Unpaid Interest - B-1                                                                         0.00

                        Interest Distribution - B-2                                                                        41,807.67
                        Unpaid Interest - B-2                                                                                   0.00
                        Remaining Unpaid Interest - B-2                                                                         0.00

                  Interest Reductions

                        Net Prepayment Interest Shortfalls                                                                      0.00
                        Relief Act Reductions                                                                                 922.89

                        Class AF-1 Interest Reduction                                                                          81.62
                        Class AF-2 Interest Reduction                                                                          77.96
                        Class AF-3 Interest Reduction                                                                          86.48
                        Class AF-5 Interest Reduction                                                                          53.56
                        Class AF-4 Interest Reduction                                                                         158.85
                        Class AF-6 Interest Reduction                                                                          43.56
                        Class AV-1 Interest Reduction                                                                          79.73
                        Class AV-2 Interest Reduction                                                                          76.83
                        Class M-1 Interest Reduction                                                                           95.35
                        Class M-2 Interest Reduction                                                                           87.43
                        Class M-3 Interest Reduction                                                                           24.52
                        Class M-4 Interest Reduction                                                                           25.22
                        Class B-1 Interest Reduction                                                                           14.43
                        Class B-2 Interest Reduction                                                                           17.33

[GRAPHIC OMITTED]

                                                                     COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
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                                                                                                                         Page 4 of 8
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                                        EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-1

                                                              NOVEMBER 26, 2004
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Sec. 4.03(a)(iii) Available Funds Shortfall

                        Class AF-1 Available Funds Shortfall                                                                    0.00
                        Class AF-2 Available Funds Shortfall                                                                    0.00
                        Class AF-3 Available Funds Shortfall                                                                    0.00
                        Class AF-4 Available Funds Shortfall                                                                    0.00
                        Class AF-5 Available Funds Shortfall                                                                    0.00
                        Class AF-6 Available Funds Shortfall                                                                    0.00
                        Class AV-1 Available Funds Shortfall                                                                    0.00
                        Class AV-2 Available Funds Shortfall                                                                    0.00
                        Class M-1 Available Funds Shortfall                                                                     0.00
                        Class M-2 Available Funds Shortfall                                                                     0.00
                        Class M-3 Available Funds Shortfall                                                                     0.00
                        Class M-4 Available Funds Shortfall                                                                     0.00
                        Class B-1 Available Funds Shortfall                                                                     0.00
                        Class B-2 Available Funds Shortfall                                                                     0.00

Sec. 4.03(a)(v)   Pool Principal Balances

                        Group I Beginning Pool Balance                                                                568,497,631.11
                        Group I Ending Pool Balance                                                                   552,252,348.60
                        Group II-A Beginning Pool Balance                                                             101,249,918.41
                        Group II-A Ending Pool Balance                                                                 95,356,921.43
                        Group II-B Beginning Pool Balance                                                              98,487,909.96
                        Group II-B Ending Pool Balance                                                                 93,601,652.79
                        Total Beginning Pool Balance                                                                  768,235,459.48
                        Total Ending Pool Balance                                                                     741,210,922.82

Sec. 4.03(a)(vi)  Servicing Fee

                        Group I Servicing Fee                                                                             236,874.01
                        Group II-A Servicing Fee                                                                           42,187.47
                        Group II-B Servicing Fee                                                                           41,036.63

Sec. 4.03(a)(viii) Delinquency Advances

                        Group I Delinquency Advances Included in Current Distribution                                      15,310.52
                        Group I Recouped Advances Included in Current Distribution                                              0.00
                        Group I Recouped Advances From Liquidations                                                             0.00
                        Group I Aggregate Amount of Advances Outstanding                                                  134,635.41

                        Group II-A Delinquency Advances Included in Current Distribution                                    5,134.96
                        Group II-A Recouped Advances Included in Current Distribution                                           0.00
                        Group II-A Recouped Advances From Liquidations                                                          0.00
                        Group II-A Aggregate Amount of Advances Outstanding                                                34,869.68

                        Group II-B Delinquency Advances Included in Current Distribution                                        0.00
                        Group II-B Recouped Advances Included in Current Distribution                                           0.00
                        Group II-B Recouped Advances From Liquidations                                                          0.00
                        Group II-B Aggregate Amount of Advances Outstanding                                                     0.00

[GRAPHIC OMITTED]

                                                                     COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
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                                                                     Page 5 of 8
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          EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-1

                                NOVEMBER 26, 2004
--------------------------------------------------------------------------------
Section 4.03(a)(ix) A   Group I,Group II-A, and Group II-B Loans Delinquent

                                     Group 1
--------------------------------------------------------------------------------
   Period              Number            Principal Balance            Percentage
 0-30 days                437                55,818,366.31                10.11%
 31-60 days                62                 8,259,677.55                 1.50%
 61-90 days                22                 2,258,886.06                 0.41%
  91+days                  17                 1,616,077.28                 0.29%
   Total                  538                67,953,007.20                12.31%
--------------------------------------------------------------------------------

                                     Group 2
--------------------------------------------------------------------------------
   Period              Number            Principal Balance            Percentage
 0-30 days                 67                 9,382,298.81                 9.84%
 31-60 days                15                 1,994,179.87                 2.09%
 61-90 days                 4                   633,691.48                 0.66%
  91+days                   7                   796,281.99                 0.84%
   Total                   93                12,806,452.15                13.43%
--------------------------------------------------------------------------------

                                     Group 3
--------------------------------------------------------------------------------
   Period              Number            Principal Balance            Percentage
 0-30 days                 57                 7,407,242.31                 7.91%
 31-60 days                 8                   796,730.64                 0.85%
 61-90 days                 4                   549,194.91                 0.59%
  91+days                   2                   256,584.36                 0.27%
   Total                   71                 9,009,752.22                 9.62%
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Sec. 4.03 (a)(ix) B  Group I,Group II-A, and Group II-B Loans in Foreclosure

                                     Group 1
--------------------------------------------------------------------------------
  Number                       Principal Balance                      Percentage
      34                            4,106,627.27                           0.74%
--------------------------------------------------------------------------------

                                     Group 2
--------------------------------------------------------------------------------
  Number                       Principal Balance                      Percentage
       9                              989,305.24                           1.04%
--------------------------------------------------------------------------------

                                     Group 3
--------------------------------------------------------------------------------
  Number                       Principal Balance                      Percentage
      13                            1,418,668.91                           1.52%
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Sec. 4.03(a)(x),(xi) Group I,Group II-A, and Group II-B Loans in REO

[GRAPHIC OMITTED]

                 COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

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                                                                     Page 6 of 8
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          EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-1

                               NOVEMBER 26, 2004
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                                     Group 1
--------------------------------------------------------------------------------
  Number                        Principal Balance                     Percentage
       0                                     0.00                          0.00%
--------------------------------------------------------------------------------

                                     Group 2
--------------------------------------------------------------------------------
  Number                        Principal Balance                     Percentage
       1                                76,312.65                          0.08%
--------------------------------------------------------------------------------

                                     Group 3
--------------------------------------------------------------------------------
  Number                        Principal Balance                     Percentage
       0                                     0.00                          0.00%
--------------------------------------------------------------------------------

                        Market Value of Group I REO Loans                                                                       0.00
                        Market Value of Group II-A REO Loans                                                               75,000.00
                        Market Value of Group II-B REO Loans                                                                    0.00

 Sec. 4.03(a)(xii) Aggregate Stated Principal Balance of the Three Largest Loans

                        Group I Three Largest Loans                                                                     1,466,242.28
                        Group II-A Three Largest Loans                                                                    970,923.55
                        Group II-B Three Largest Loans                                                                  1,395,868.08

Sec. 4.03(a)(xiii) Net WAC Cap Carryover

                        Class AF-1 Net WAC Cap Carryover Amounts Due                                                            0.00
                        Class AF-1 Net WAC Cap Carryover Amounts Paid                                                           0.00
                        Class AF-1 Net WAC Cap Carryover Remaining Amounts Due                                                  0.00
                        Class AV-1 Net WAC Cap Carryover Amounts Due                                                            0.00
                        Class AV-1 Net WAC Cap Carryover Amounts Paid                                                           0.00
                        Class AV-1 Net WAC Cap Carryover Remaining Amounts Due                                                  0.00
                        Class AV-2 Net WAC Cap Carryover Amounts Due                                                            0.00
                        Class AV-2 Net WAC Cap Carryover Amounts Paid                                                           0.00
                        Class AV-2 Net WAC Cap Carryover Remaining Amounts Due                                                  0.00
                        Class B-1 Net WAC Cap Carryover Amounts Due                                                             0.00
                        Class B-1 Net WAC Cap Carryover Amounts Paid                                                            0.00
                        Class B-1 Net WAC Cap Carryover Remaining Amounts Due                                                   0.00
                        Class B-2 Net WAC Cap Carryover Amounts Due                                                             0.00
                        Class B-2 Net WAC Cap Carryover Amounts Paid                                                            0.00
                        Class B-2 Net WAC Cap Carryover Remaining Amounts Due                                                   0.00

Sec. 4.03(a)(xiv)  Aggregate Principal Balance of Balloon Loans
                   with Original Terms <= 36 Months and 60+ Contractually Past Due

                        Group I Aggregate Principal Balance of Balloon Loans                                                    0.00
                        Group II-A Aggregate Principal Balance of Balloon Loans                                                 0.00
                        Group II-B Aggregate Principal Balance of Balloon Loans                                                 0.00

Sec. 4.03(a)(xv),   Realized Losses
(xxii)

[GRAPHIC OMITTED]

                                                                     COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
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                                                                                                                         Page 7 of 8
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                                      EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-1

                                                           NOVEMBER 26, 2004
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                        Group I Current Period Realized Losses                                                                  0.00
                        Group I Cumulative Realized Losses                                                                      0.00
                        Group II-A Current Period Realized Losses                                                               0.00
                        Group II-A Cumulative Realized Losses                                                                   0.00
                        Group II-B Current Period Realized Losses                                                               0.00
                        Group II-B Cumulative Realized Losses                                                                   0.00

Sec. 4.03(a)(xvi) Reserve Fund

                        Beginning Balance of Reserve Fund                                                                       0.00
                        Funds Withdrawn From Reserve Fund For Distribution                                                 56,588.22
                        Funds Deposited to Reserve Fund                                                                    56,588.22
                        Ending Balance of Reserve Fund                                                                          0.00

                        Yield Maintenance Payment for Class AF1                                                                 0.00
                        Yield Maintenance Payment for Class AV1                                                            28,292.02
                        Yield Maintenance Payment for Class AV2                                                            28,296.20

Sec. 4.03(a)(xvii) Number of Loans Repurchased

                        Group I Number of Loans Repurchased                                                                     0.00
                        Group II-A Number of Loans Repurchased                                                                  0.00
                        Group II-B Number of Loans Repurchased                                                                  0.00


[GRAPHIC OMITTED]

                                                                     COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
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                                                                                                                         Page 8 of 8
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                                   EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-1

                                                       NOVEMBER 26, 2004
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Sec. 4.03 (a)(xviii) Weighted Average Mortgage Rate of Outstanding Loans (as
                     of first day of related Due Period)

                        Group I Weighted Average Mortgage Rate                                                                 7.37%
                        Group II-A Weighted Average Mortgage Rate                                                              7.29%
                        Group II-B Weighted Average Mortgage Rate                                                              7.15%

Sec. 4.03 (a)(xix)   Weighted Average Remaining Term of Outstanding Loans

                        Group I Weighted Average Remaining Term                                                               323.00
                        Group II-A Weighted Average Remaining Term                                                            349.00
                        Group II-B Weighted Average Remaining Term                                                            349.00

Sec. 4.03 (a)(xxi),  Overcollateralization Amounts
(xxii),(xxiii)

                        Overcollateralization Amount                                                                   27,410,774.12
                        Overcollateralization Target Amount                                                            39,150,000.00
                        Overcollateralization Release Amount                                                                    0.00
                        Overcollateralization Deficiency Amount                                                        11,739,225.88

Sec. 4.03 (a)(xxiv)  Trigger Events

                        Has a Trigger Event Occurred and is continuing?                                                           NO
                        Cumulative Realized Losses as a percentage of the Original Pool Balance                                0.00%
                        Senior Enhancement Percentage                                                                         21.25%
                        Senior Specified Enhancement Percentage                                                               43.70%

Sec. 4.03 (a)(xxv)   60+ Day Delinquent Loans

                        60+ Day Delinquent Loans as a percentage of the current Pool Balance                                   1.71%

Sec. 4.03 (a)(xxvi)  Amount of Funds Collected by Trustee under Yield Maintenance Agreement                                56,588.22

Sec. 4.03 (a)(xxvii) Pre-Funded Amount                                                                                          0.00

[GRAPHIC OMITTED]

                                                                     COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
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